Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 4, 1998, included in this Form 10-K for
the   year  ended  December  31,  1997  into  the  Company's  previously  filed
Registration Statement File Nos.  33-13980, 33-13981, 33-32970, 2-79503 and
33-33253.




/s/ Arthur Andersen LLP



Chicago, Illinois
March 19, 1998